UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2007

Microtune, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-31029-40	75-2883117
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2201 10th Street, Plano, Texas	75074
(Address of principal executive offices)	(Zip Code)

(972) 673-1600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On April 26, 2007, Microtune, Inc. (“Microtune” or the “Company”) issued a press release announcing its financial results for the quarter ended March 31, 2007 (the “Press Release”). A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein. The Company intends to review its financial results for the quarter ended March 31, 2007 during a related investors’ conference call and webcast to be held on April 26, 2007 at 4:00 P.M. Central Time/5:00 P.M. Eastern Time.

The Company reports its financial results in accordance with accounting principles generally accepted in the United States (“GAAP”). However, the Company has presented certain non-GAAP financial measures in the Press Release, including non-GAAP net income (loss); non-GAAP net income (loss) per diluted share; and shares used in non-GAAP net income (loss) per diluted share calculations. These non-GAAP financial measures are not calculated in accordance with GAAP and do not represent alternative financial measures under GAAP. In addition, these non-GAAP financial measures may be different from non-GAAP financial measures used by other companies. These non-GAAP financial measures do not reflect a comprehensive view of the Company’s operations in accordance with GAAP and should only be read in conjunction with the corresponding GAAP financial measures. The information in the Press Release and the related investors’ conference call constitutes non-GAAP financial measures within the meaning of Regulation G adopted by the United States Securities and Exchange Commission. Accordingly, the Company has presented in the Press Release, and will present in other information it publishes that contains these non-GAAP financial measures, a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure. This reconciliation (included in the Press Release) will be available on the Company’s website prior to the investors’ conference call.

The Company has included these non-GAAP financial measures in the Press Release and plans to present such information in the related investors’ conference call because management believes the presentation of these non-GAAP financial measures, in conjunction with the corresponding GAAP financial measures, provides meaningful information for management, investors and analysts in assessing the Company’s business trends and financial performance. From a financial planning and analysis perspective, Microtune management analyzes its operating results with and without the impact of stock-based compensation expenses and fees and expenses relating to Microtune’s investigation into past stock option granting practices and the related financial restatement and ongoing litigation.

To participate in the call, interested parties may dial 210-234-8001 (the pass code is “EARNINGS”). Alternatively, interested parties may also listen to the conference call on the Internet by accessing the Company’s website: www.microtune.com. A replay of the conference call will be available until May 10, 2007 on the Company’s website or by dialing 402-998-1740.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 2.02 and in the attached Exhibit 99.1 shall be deemed to be “furnished” and not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached exhibit is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Exchange Act.

Exhibit Number	Description
99.1	Press Release of Microtune, Inc., dated April 26, 2007, announcing the Company’s financial results for the quarter ended March 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Microtune, Inc.

Date: April 26, 2007	By:	/s/ Jeffrey A. Kupp
Jeffrey A. Kupp
Chief Financial Officer

Index to Exhibits

Exhibit Number	Description
99.1	Press Release of Microtune, Inc., dated April 26, 2007, announcing the Company’s financial results for the quarter ended March 31, 2007.